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                                                               EXHIBIT (1b)(a)

                                [KPMG letterhead]


British Columbia Securities Commission
Alberta Securities Commission
Saskatchewan Securities Commission
Manitoba Securities Commission
Ontario Securities Commission
Commission des valeurs mobilieres du Quebec
Nova Scotia Securities Commission
Administrator of the Securities Act, Province of New Brunswick
Registrar of Securities, Province of Prince Edward Island
Registrar of Deeds, Companies and Securities, Province of Newfoundland



Dear Sirs,


RE: CAMPBELL RESOURCES INC.


We have read the Notice of Change of Auditors of Campbell Resources Inc. dated May 2, 2001 and are in agreement with the statements contained in such notice.
 .

Yours very truly,





KPMG LLP
Chartered Accountants
Toronto, Canada
May 9, 2001